UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2016

FREQUENCY ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8061	11-1986657
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Charles Lindbergh Blvd., Mitchel Field, NY	11553
(Address of Principal Executive Offices)	(Zip Code)

(516) 794-4500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act
☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.
On July 25, 2016, Frequency Electronics, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.
Item 8.01. Other Events.
In the press release, the Company also announced the resignation of General Joseph P. Franklin as Chairman of the Board of Directors of the Company (the “Board of Directors”), effective July 13, 2016, and the election of Mr. Joel Girsky, a director of the Company, to the position of Chairman of the Board of Directors, effective upon General Franklin’s resignation.  General Franklin has been appointed to the position of Chairman Emeritus of the Company and will continue to serve as a director of the Company.

On July 5, 2016, the Company received a letter from Privet Fund LP, a stockholder of the Company (“Privet Fund”), seeking to nominate four individuals for election to the Board of Directors at the Company’s 2016 annual meeting of stockholders.  The Board of Directors believes that Privet Fund is engaged in an effort to acquire control of the Company without paying a premium to the Company’s stockholders.  Accordingly, the Board does not believe that electing Privet Fund’s nominees would be in the best interests of the Company’s stockholders.  The Board has been considering and will continue to consider candidates for election at the Company’s 2016 annual meeting, and will make an appropriate recommendation.  Our recommendation will be contained in the proxy statement that we will file with the Securities and Exchange Commission to solicit proxies to elect our director nominees at Frequency’s 2016 annual meeting.  When completed and available, our definitive proxy statement and WHITE proxy card will be mailed to Frequency shareholders.

During the last several months, the Board of Directors has been conducting a search for individuals to be elected to the Board of Directors.  The search is conducted by the independent directors of the Company, who have had discussions with several significant shareholders of the Company in an effort to identify qualified director candidates.  The independent directors will consider candidates based on criteria approved by the Board, including such individuals’ backgrounds, skills, expertise, accessibility and availability to serve constructively and effectively on the Board.  The independent directors will also consider whether such candidates can demonstrate that they will be able to satisfy the eligibility requirements for obtaining a “secret” level security clearance from the U.S. Department of Defense.  If qualified director candidates are identified by the independent directors, the Board presently intends to expand its size in order to elect such candidates to the Board.
Item 9.01. Financial Statements and Exhibits.
(d)          Exhibits.
 Exhibit 99.1       Press release dated July 25, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  July 26, 2016
FREQUENCY ELECTRONICS, INC.

By:   /s/ Steven Bernstein
Name: Steven Bernstein
Title:  Chief Financial Officer

EXHIBIT INDEX

Exhibit No.               Description

99.1	Press release dated July 25, 2016